UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Target 2011 Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the fund's prospectus for more details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.07%. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
	6-Month‡	1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	5.72%	7.26%	5.02%	5.86%	5.57%
S&P 500® Index+	-4.32%	-2.31%	7.28%	12.04%	5.14%
Lehman Brothers US Government Bond Index++	8.50%	11.40%	5.51%	4.65%	6.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Net Asset Value: 1/31/08	$ 10.00
7/31/07	$ 10.45
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .36
Capital Gain Distributions	$ .68
Lipper Rankings — Mixed-Asset Target 2020 Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	209	2
3-Year	69	of	85	81
5-Year	30	of	30	97
10-Year	2	of	10	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2011 Fund [] S&P 500 Index+ [] Lehman Brothers US Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
		1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	Growth of $10,000	$10,189	$11,003	$12,628	$16,340
	Average annual total return	1.89%	3.24%	4.78%	5.03%
S&P 500 Index+	Growth of $10,000	$9,769	$12,348	$17,652	$16,509
	Average annual total return	-2.31%	7.28%	12.04%	5.14%
Lehman Brothers US Government Bond Index++	Growth of $10,000	$11,140	$11,744	$12,549	$17,933
	Average annual total return	11.40%	5.51%	4.65%	6.01%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Lehman Brothers US Government Bond Index is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return
Beginning Account Value 8/1/07	$ 1,000.00
Ending Account Value 1/31/08	$ 1,057.20
Expenses Paid per $1,000*	$ 5.53
Hypothetical 5% Fund Return
Beginning Account Value 8/1/07	$ 1,000.00
Ending Account Value 1/31/08	$ 1,019.76
Expenses Paid per $1,000*	$ 5.43
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
DWS Target 2011 Fund	1.07%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment, fund performance and their strategy in managing DWS Target 2011 Fund during the semiannual period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US bond market perform during the past six months?

A: The continued fallout from the subprime crisis, along with the resulting slowdown in the US economy, sparked a "flight to quality" in the bond market during the past half-year. Growth, as measured by gross domestic product, slowed from an annualized rate of 2.8% during the third quarter of 2007 to 2.5% in the fourth quarter. The availability of credit diminished noticeably for both consumers and businesses, and the unemployment rate increased from 4.6% at the end of June to 4.9% at the end of January. The US Federal Reserve cut the fed funds rate by two and a quarter percentage points in response, bringing the benchmark rate to 3.0%.

With this as the backdrop, the US Treasury market rallied during the semiannual period. Yields decreased significantly, particularly for shorter-term Treasury issues, reflecting a rise in prices. The yield on the two year note fell from 4.56% to 2.17%, while the yield on the 10-year note declined from 4.77% to 3.64%. The outperformance of shorter-term issues, which was a result of the flight to quality, led to a "steepening" of the yield curve. Treasuries' total return, including the STRIPS (Separate Trading of Registered Interest and Principal of Securities) held by the fund, far exceeded the returns of both domestic equities and other areas of the bond market.

Q: Please discuss the performance of the US stock market.

A: The US stock market lost ground during the past six months, a reflection of the increasingly challenging investment environment. For over five years, market performance was supported by a powerful combination of robust economic growth, rising corporate earnings, and a strong appetite for risk among investors. During the past six months, however, all three factors were destabilized by the persistent weakness in housing prices and the sudden increase of defaults in the subprime mortgage sector. These events led to the downward repricing of securities tied to the mortgage market, causing asset write-downs by banks and raising questions about the true book values of financial institutions. In addition, the growing possibility of a recession led to downward revisions of corporate earnings estimates. The result was a negative return for the stock market as a whole, and particularly poor performance for stocks in the financial, housing-related, and consumer discretionary sectors.

Q: How did the fund perform?

A: DWS Target 2011 Fund produced a total return of 5.72% during the semiannual period ending January 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for more complete performance information.) The fund, which invests in both stocks and bonds, held weightings of 24% and 75%, respectively, in these two asset classes as of January 31, 2008. The fund's stock benchmark is the Standard & Poor's 500® (S&P 500) Index, which posted a total return of -4.32% during the semiannual period.1 The fund's bond benchmark is the Lehman Brothers US Government Bond Index, which returned 8.50% for the same period.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market valued of 500 stocks representing all major indices. Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lehman Brothers US Government Bond Index is an unmanaged, market-value- weighted index of US Treasury and government agency, securities (other than mortgage securities) with maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the six-month period, the average return of the 235 funds in its Lipper peer group, the Mixed-Asset Target 2020 Funds, was -1.99.3

3 The Lipper Mixed-Asset Target 2020 funds category consists of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2020. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: The equity portion of the portfolio slightly outperformed the S&P 500 due largely to individual stock selection. Effective stock-picking had the most significant impact in information technology, where performance was helped by decisions to overweight Microsoft Corp., which outperformed; and to underweight Cisco Systems, Inc. and Intel Corp., which lagged.4 Management also added value in technology by holding Hewlett- Packard Co.* during the first half of the period. The health care sector, where top-performing holdings were Gilead Sciences, Inc., Invitrogen Corp., Humana, Inc. and Medco Health Solutions, Inc., was a further source of strength for the fund. Stock picks also outperformed the benchmark in the materials, industrials, energy, and utilities sectors.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* As of January 31, 2008, the positions were sold.

These positive contributions were offset to some extent by less effective stock selection in both the consumer discretionary and consumer staples sectors. In the former, notable laggards included Big Lots, Inc. and Dollar Tree Stores, Inc.*, both of which were hurt by investor concerns about slower consumer spending. In consumer staples, the largest negative impact to performance came from underweights in Proctor & Gamble Co. and Wal-mart Stores, Inc. Stock picks also lagged in telecommunications, where the largest underperformer was Embarq Corp.; and in financials, which had an outsized impact on return given that the sector is the largest in the index.

How do you manage the equity portion of the portfolio?

"Our goal is to construct an equity portfolio with risk characteristics that are similar to that of the benchmark, but with a higher consistency of outperformance than traditionally managed funds. To this end, we employ a quantitative strategy that is based on the philosophy that an objective, systematic and disciplined investment process can consistently add value through individual stock selection. We believe all stocks have an intrinsic value, but that their market prices will deviate from this level over time. We think that the best way to identify this intrinsic value is through a strict quantitative peer group comparison that takes into account both value and growth characteristics. We also believe the portfolio's risk-adjusted performance can be made more consistent through our focus on diversification and our avoidance of making 'bets' on sectors, investment styles or market capitalizations. In this way, we seek to minimize subjective judgment by utilizing comprehensive data analysis to support our investment decisions."

Portfolio Manager Robert Wang

Q: How did the fund's investments in fixed income securities affect performance?

A: To review, the fixed income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component. In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1000 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to overall market volatility. This is particularly true for longer-maturity STRIPS. As the maturity dates draws closer, the dominant contribution to price performance is the gradual appreciation of the bonds to par value.

DWS Target 2011 Fund is scheduled to mature on August 15, 2011. Overall, the performance of the fixed income portion of the portfolio continues to be affected by the accretion of the STRIPS' price toward its par value. The price of this security moved from $83.52 to $91.52, a return of roughly 9.6% for the semiannual period. Still, the interval until the fund's maturity is long enough that its STRIPS position is affected by the movements in prevailing interest rates. This portion of the fund therefore benefited from the rally in Treasuries that took place during the past six months, helping it to outperform the return of the bond market as a whole. This helps account for the strong performance of the fund relative to its Lipper peer group.

As the fund moves closer to its maturity dates, we will continue to manage the portfolios in a conservative fashion by investing in zero coupon bonds and high-quality US equities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/08	7/31/07

Government & Agency Obligations	75%	72%
Common Stocks	24%	28%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/08	7/31/07

Financials	15%	17%
Information Technology	15%	15%
Health Care	14%	13%
Energy	13%	12%
Industrials	13%	13%
Consumer Discretionary	12%	11%
Consumer Staples	8%	6%
Materials	4%	5%
Telecommunication Services	3%	5%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2008 (5.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.9%
2. Microsoft Corp. Developer of computer software	0.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	0.6%
4. Wells Fargo & Co. Provider of various financial services	0.6%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.6%
6. ConocoPhillips Producer of petroleum and other natural gases	0.5%
7. Honeywell International, Inc. Manufacturer of diversified technology products	0.4%
8. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.4%
9. Edison International Provider of electric utilities and services	0.4%
10. Northrop Grumman Corp. Manufacturer of aircraft, aircraft assemblies and electronic systems	0.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 24.4%
Consumer Discretionary 3.0%
Auto Components 0.6%
Autoliv, Inc.	2,600	129,870
Johnson Controls, Inc.	7,300	258,201
		388,071
Automobiles 0.2%
Ford Motor Co.*	17,300	114,872
Hotels Restaurants & Leisure 0.4%
Wynn Resorts Ltd.	700	80,486
Yum! Brands, Inc.	6,800	232,288
		312,774
Household Durables 0.3%
Garmin Ltd.	1,600	115,440
NVR, Inc.*	100	63,150
		178,590
Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,200	57,134
Media 0.7%
Liberty Global, Inc. "A"*	5,800	234,378
Regal Entertainment Group "A"	1,500	27,810
The DIRECTV Group, Inc.*	11,400	257,412
		519,600
Multiline Retail 0.2%
Big Lots, Inc.*	8,700	151,032
Specialty Retail 0.5%
Best Buy Co., Inc.	3,900	190,359
RadioShack Corp.	10,100	175,235
		365,594
Consumer Staples 1.9%
Beverages 0.4%
Coca-Cola Enterprises, Inc.	2,600	59,982
Pepsi Bottling Group, Inc.	2,000	69,700
PepsiAmericas, Inc.	100	2,464
PepsiCo, Inc.	2,200	150,018
		282,164
Food & Staples Retailing 0.5%
BJ's Wholesale Club, Inc.*	4,800	155,712
Kroger Co.	7,800	198,510
Safeway, Inc.	900	27,891
		382,113
Food Products 0.1%
Wm. Wrigley Jr. Co.	1,300	74,659
Household Products 0.4%
Colgate-Palmolive Co.	1,100	84,700
Kimberly-Clark Corp.	1,000	65,650
Procter & Gamble Co.	1,600	105,520
		255,870
Personal Products 0.2%
Herbalife Ltd.	4,300	170,624
Tobacco 0.3%
Altria Group, Inc.	2,780	210,780
Energy 3.2%
Energy Equipment & Services 0.4%
Global Industries Ltd.*	4,000	70,640
Transocean, Inc.*	1,588	194,689
		265,329
Oil, Gas & Consumable Fuels 2.8%
Chevron Corp.	2,000	169,000
ConocoPhillips	4,100	329,312
ExxonMobil Corp.	7,574	654,393
Frontier Oil Corp.	3,500	123,445
Hess Corp.	2,000	181,660
Marathon Oil Corp.	2,500	117,125
St. Mary Land & Exploration Co.	3,500	123,305
Tesoro Corp.	3,300	128,865
Valero Energy Corp.	2,900	171,651
		1,998,756
Financials 3.6%
Capital Markets 1.0%
Bank of New York Mellon Corp.	3,500	163,205
Janus Capital Group, Inc.	3,300	89,133
Morgan Stanley	1,460	72,168
Northern Trust Corp.	2,600	190,736
Raymond James Financial, Inc.	900	25,281
T. Rowe Price Group, Inc.	4,100	207,419
		747,942
Commercial Banks 0.8%
BB&T Corp.	300	10,884
US Bancorp.	3,700	125,615
Wells Fargo & Co.	12,010	408,460
		544,959
Consumer Finance 0.1%
American Express Co.	900	44,388
Diversified Financial Services 0.6%
Citigroup, Inc.	4,800	135,456
CME Group, Inc.	300	185,670
Nasdaq Stock Market, Inc.*	3,000	138,810
		459,936
Insurance 0.8%
ACE Ltd.	3,200	186,688
Allied World Assurance Co. Holdings Ltd.	600	28,578
CNA Financial Corp.	300	10,197
Endurance Specialty Holdings Ltd.	400	16,208
Hartford Financial Services Group, Inc.	700	56,539
HCC Insurance Holdings, Inc.	400	11,144
MetLife, Inc.	800	47,176
PartnerRe Ltd.	600	47,568
Reinsurance Group of America, Inc.	1,000	57,970
The Travelers Companies, Inc.	1,500	72,150
Unum Group	1,100	24,882
		559,100
Real Estate Investment Trusts 0.3%
AMB Property Corp. (REIT)	200	10,120
AvalonBay Communities, Inc. (REIT)	100	9,395
Equity Residential (REIT)	1,000	37,410
Host Hotels & Resorts, Inc. (REIT)	1,400	23,436
ProLogis (REIT)	400	23,740
Public Storage (REIT)	500	39,125
Simon Property Group, Inc. (REIT)	700	62,566
The Macerich Co. (REIT)	100	6,837
Vornado Realty Trust (REIT)	100	9,040
		221,669
Health Care 3.4%
Biotechnology 0.4%
Gilead Sciences, Inc.*	6,100	278,709
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	3,100	188,294
Kinetic Concepts, Inc.*	2,400	119,472
		307,766
Health Care Providers & Services 1.1%
Aetna, Inc.	1,200	63,912
Health Net, Inc.*	4,900	227,801
Humana, Inc.*	2,700	216,810
McKesson Corp.	3,700	232,323
Medco Health Solutions, Inc.*	1,000	50,080
		790,926
Pharmaceuticals 1.4%
Bristol-Myers Squibb Co.	11,500	266,685
Eli Lilly & Co.	100	5,152
Merck & Co., Inc.	2,900	134,212
Pfizer, Inc.	18,500	432,715
Sepracor, Inc.*	5,600	158,144
		996,908
Industrials 3.1%
Aerospace & Defense 1.0%
Boeing Co.	1,990	165,528
Honeywell International, Inc.	5,120	302,439
Northrop Grumman Corp.	3,400	269,824
		737,791
Airlines 0.1%
Continental Airlines, Inc. "B"*	1,400	38,094
Commercial Services & Supplies 0.2%
Allied Waste Industries, Inc.*	5,900	58,115
The Brink's Co.	1,600	97,008
Waste Management, Inc.	600	19,464
		174,587
Electrical Equipment 0.1%
Emerson Electric Co.	1,300	66,092
Industrial Conglomerates 0.3%
General Electric Co.	5,490	194,401
Machinery 0.4%
Caterpillar, Inc.	3,600	256,104
Harsco Corp.	200	11,384
Toro Co.	200	9,868
		277,356
Marine 0.1%
Kirby Corp.*	1,100	50,578
Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	2,500	216,300
CSX Corp.	3,000	145,440
Kansas City Southern*	800	28,704
Ryder System, Inc.	4,800	249,888
		640,332
Information Technology 3.6%
Communications Equipment 0.0%
ADC Telecommunications, Inc.*	2,100	31,059
Cisco Systems, Inc.*	150	3,675
		34,734
Computers & Peripherals 1.3%
Apple, Inc.*	1,800	243,648
Dell, Inc.*	3,600	72,144
International Business Machines Corp.	3,700	397,158
Lexmark International, Inc. "A"*	5,100	184,671
QLogic Corp.*	1,600	22,880
		920,501
Electronic Equipment & Instruments 0.5%
Arrow Electronics, Inc.*	1,900	65,018
Avnet, Inc.*	4,000	142,440
Dolby Laboratories, Inc. "A"*	300	12,927
Tech Data Corp.*	3,000	103,140
		323,525
Internet Software & Services 0.3%
eBay, Inc.*	2,430	65,343
Google, Inc. "A"*	310	174,933
		240,276
IT Services 0.2%
Computer Sciences Corp.*	2,800	118,496
Semiconductors & Semiconductor Equipment 0.3%
MEMC Electronic Materials, Inc.*	800	57,168
NVIDIA Corp.*	5,100	125,409
		182,577
Software 1.0%
Compuware Corp.*	12,800	108,800
Microsoft Corp.	16,500	537,900
Symantec Corp.*	2,280	40,880
		687,580
Materials 0.9%
Chemicals 0.2%
Dow Chemical Co.	1,200	46,392
Eastman Chemical Co.	1,700	112,319
		158,711
Containers & Packaging 0.3%
Owens-Illinois, Inc.*	3,900	196,560
Packaging Corp. of America	500	12,120
		208,680
Metals & Mining 0.4%
AK Steel Holding Corp.*	2,700	129,006
Nucor Corp.	3,000	173,400
Reliance Steel & Aluminum Co.	100	4,921
		307,327
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.7%
AT&T, Inc.	1,870	71,976
Embarq Corp.	1,600	72,480
Verizon Communications, Inc.	6,300	244,692
Windstream Corp.	8,800	102,168
		491,316
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	2,400	126,576
Utilities 0.8%
Electric Utilities 0.6%
American Electric Power Co., Inc.	2,300	98,509
Edison International	5,300	276,448
		374,957
Gas Utilities 0.0%
ONEOK, Inc.	100	4,700
Southern Union Co.	200	5,436
		10,136
Independent Power Producers & Energy Traders 0.0%
Constellation Energy Group	200	18,792
Multi-Utilities 0.2%
Sempra Energy	2,500	139,750
Total Common Stocks (Cost $17,144,739)		17,203,430
	Principal Amount ($)	Value ($)

Government & Agency Obligation 75.1%
US Treasury Obligation
US Treasury STRIPS, 6.08%**, 8/15/2011 (a) (Cost $46,710,739)	57,754,000	52,855,941
	Shares	Value ($)

Securities Lending Collateral 18.5%
Daily Assets Fund Institutional, 4.22% (b) (c) (Cost $13,037,500)	13,037,500	13,037,500

Cash Equivalents 0.6%
Cash Management QP Trust, 4.52% (b) (Cost $446,024)	446,024	446,024
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $77,339,002)+	118.6	83,542,895
Other Assets and Liabilities, Net	(18.6)	(13,132,440)
Net Assets	100.0	70,410,455
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $77,472,195. At January 31, 2008, net unrealized appreciation for all securities based on tax cost was $6,070,700. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,254,545 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,183,845.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2008 amounted to $12,812,674 which is 18.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $63,855,478 — including $12,812,674 of securities loaned)	$ 70,059,371
Investment in Daily Asset Fund Institutional (cost $13,037,500)*	13,037,500
Investment in Cash Management QP Trust (cost $446,024)	446,024
Total investments, at value (cost $77,339,002)	83,542,895
Dividends receivable	13,563
Interest receivable	19,018
Other assets	9,948
Total assets	83,585,424
Liabilities
Payable for Fund shares redeemed	12,270
Payable upon return of securities loaned	13,037,500
Accrued management fee	31,847
Other accrued expenses and payables	93,352
Total liabilities	13,174,969
Net assets, at value	$ 70,410,455
Net Assets Consist of
Undistributed net investment income	818,607
Net unrealized appreciation (depreciation) on investments	6,203,893
Accumulated net realized gain (loss)	(178,931)
Paid-in capital	63,566,886
Net assets, at value	$ 70,410,455
Net Asset Value
Net Asset Value and redemption price(a) per share ($70,410,455 ÷ 7,037,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.00
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income: Dividends	$ 166,754
Interest	1,427,129
Interest — Cash Management QP Trust	14,073
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	70,286
Total Income	1,678,242
Expenses: Management fee	178,600
Services to shareholders	39,984
Professional fees	34,855
Custodian fee	10,792
Distribution service fee	87,411
Trustees' fees and expenses	6,432
Reports to shareholders	26,278
Registration fees	7,660
Other	1,048
Total expenses before expense reductions	393,060
Expense reductions	(1,545)
Total expenses after expense reductions	391,515
Net investment income (loss)	1,286,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,931
Change in net unrealized appreciation (depreciation) on investments	2,678,790
Net gain (loss)	2,686,721
Net increase (decrease) in net assets resulting from operations	$ 3,973,448

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
Operations: Net investment income (loss)	$ 1,286,727	$ 2,666,458
Net realized gain (loss)	7,931	4,800,521
Change in net unrealized appreciation (depreciation)	2,678,790	(2,106,337)
Net increase (decrease) in net assets resulting from operations	3,973,448	5,360,642
Distributions to shareholders from: Net investment income	(2,321,059)	(2,500,707)
Net realized gains	(4,461,316)	(2,979,828)
Total distributions	(6,782,375)	(5,480,535)
Fund share transactions: Reinvestment of distributions	6,644,764	5,315,080
Cost of shares redeemed	(4,423,226)	(12,722,859)
Net increase (decrease) in net assets from Fund share transactions	2,221,538	(7,407,779)
Increase (decrease) in net assets	(587,389)	(7,527,672)
Net assets at beginning of period	70,997,844	78,525,516
Net assets at end of period (including undistributed net investment income of $818,607 and $1,852,939, respectively)	$ 70,410,455	$ 70,997,844
Other Information
Shares outstanding at beginning of period	6,793,102	7,484,024
Shares issued to shareholders in reinvestment of distributions	669,833	516,490
Shares redeemed	(425,344)	(1,207,412)
Net increase (decrease) in Fund shares	244,489	(690,922)
Shares outstanding at end of period	7,037,591	6,793,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.45	$ 10.49	$ 11.14	$ 10.44	$ 10.23	$ 10.05
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.37[e]	.37	.37	.32	.34
Net realized and unrealized gain (loss)	.40	.37	(.30)	.33	.31	.30
Total from investment operations	.59	.74	.07	.70	.63	.64
Less distributions from: Net investment income	(.36)	(.36)	(.58)	—	(.42)	(.46)
Net realized gains	(.68)	(.42)	(.14)	—	—	—
Total distributions	(1.04)	(.78)	(.72)	—	(.42)	(.46)
Net asset value, end of period	$ 10.00	$ 10.45	$ 10.49	$ 11.14	$ 10.44	$ 10.23
Total Return (%)[c]	5.72**	7.15[d,e]	.60[d]	6.70	6.22	6.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	71	79	94	101	110
Ratio of expenses before expense reductions (%)	1.07*	1.07	1.03	1.05	.99	.94
Ratio of expenses after expense reductions (%)	1.07*	1.07	1.02	1.05	.99	.94
Ratio of net investment income (loss) (%)	3.62*	3.51[e]	3.44	3.34	3.08	3.31
Portfolio turnover rate (%)	38**	75	29	23	7	11
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.006 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Target 2011 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2008, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $26,599,772 and $28,945,545, respectively. Purchases and sales of US Treasury obligations aggregated $276,443 and $3,275,255, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DWS-SISC aggregated $38,912, of which $16,290 is unpaid.

Distribution Service Fee. Under the Fund's 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was $87,411, of which $11,322 is unpaid. Accordingly, for the six months ended January 31, 2008, the Service Fee was equivalent to an annualized effective rate of 0.24% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,311, of which $6,474 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended January 31, 2008, the Advisor agreed to reimburse the Fund $925, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2008, the Fund's custodian fees were reduced by $62 and $558, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance, including a change in the investment personnel responsible for managing the Fund's equity allocation.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the total expense ratio (excluding any 12b-1 plans) was at the 1st percentile of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee rate reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations of an Amended and Restated Investment Management Agreement

On November 14, 2007, the Board, including all the Independent Board Members, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The Board also considered that it renewed the Agreement for the Fund as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for the Fund. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the number below:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFBX
CUSIP Number	23337N 402
Fund Number	52

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008